Execution Version
FIFTH AMENDMENT TO CREDIT AGREEMENT
This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of January 12, 2024 (the “Fifth Amendment Effective Date”), is by and among TETRA TECHNOLOGIES, INC., a Delaware corporation (the “Company”), TETRA TECHNOLOGIES U.K. LIMITED, a limited liability company incorporated in England and Wales with company number 01774672 (the “UK Borrower”), and certain Subsidiaries of the Company party hereto, collectively, as Borrowers (together with the Company and the UK Borrower, the “Borrowers” and each, a “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, the Issuing Banks party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
WITNESSETH:
WHEREAS, the Company entered into that certain Credit Agreement dated as of September 10, 2018, by and among the Borrowers party thereto, the other Loan Parties party thereto, the Administrative Agent, the Lenders party thereto, and the Issuing Banks party thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”; capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement);
WHEREAS, the Borrowers have requested that the Administrative Agent, the Lenders, and the Issuing Banks enter into this Amendment to amend the Existing Credit Agreement for certain purposes as provided herein; and
WHEREAS, the Administrative Agent, the Lenders, the Issuing Banks, and the Borrowers have agreed to amend the Existing Credit Agreement as provided herein, on and subject to the terms and conditions set forth herein.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, the Administrative Agent, the Lenders, and the Issuing Banks hereby agree as follows:
SECTION 1. Amendments. Subject to the satisfaction (or waiver in writing) of each condition precedent set forth in Section 2 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Existing Credit Agreement shall be amended effective as of the Fifth Amendment Effective Date in the manner provided in this Section 1.
1.1Amendments to Definitions. Section 1.01 of the Credit Agreement shall be and it hereby is amended by amending and restating the following definition in Section 1.01 of the Credit Agreement in its entirety to read as follows:
“Intercreditor Agreement” means that certain Intercreditor Agreement dated as of the Fifth Amendment Effective Date among certain of the Borrowers, each other Loan Party from time to time party thereto, the Administrative Agent, as the ABL Representative, and the Term Loan Agent, as the Term Loan Representative, as the same may be amended, restated, supplemented or otherwise modified from time to time.
Fifth Amendment to Credit Agreement – Page 1

“Term Loan Agent” means Silver Point Finance, LLC, in its capacity as “Administrative Agent” under the Term Loan Agreement, together with its successors and permitted assigns.
“Term Loan Agreement” means that certain Credit Agreement dated as of the Fifth Amendment Effective Date among the Term Loan Agent, the Company, certain Subsidiaries of the Company from time to time party thereto as “Loan Parties”, and the financial institutions from time to time party thereto as “Lenders”, as the same may be amended, restated, supplemented, refinanced with Refinance Indebtedness or otherwise modified from time to time in accordance with Section 6.11(b) and the Intercreditor Agreement.
1.2Added Definition. Section 1.01 of the Credit Agreement shall be and it hereby is amended by adding the following definition to Section 1.01 of the Credit Agreement in alphabetical order to read as follows:
“Fifth Amendment Effective Date” means January 12, 2024.
1.3Refinance Indebtedness. Section 6.01(f) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:
(f)    Indebtedness which represents extensions, renewals, refinancing or replacements, in whole or in part (such Indebtedness being so extended, renewed, refinanced or replaced being referred to herein as the “Refinance Indebtedness”) of any of the Indebtedness described in clauses (b), (e), (i), (j) and (k) hereof (such Indebtedness being referred to herein as the “Original Indebtedness”); provided that (i) such Refinance Indebtedness does not increase the principal amount of the Original Indebtedness (other than, in the case of Refinance Indebtedness in respect of Indebtedness under the Term Loan Agreement or Refinance Indebtedness in respect thereof, on account of the amount of premiums, if any, accrued interest, and fees, costs and expenses paid in connection therewith (the “Additional Amounts”)), (ii) any Liens securing such Refinance Indebtedness are not extended to any additional property of any Loan Party or any Restricted Subsidiary (other than improvements and accessions thereon and proceeds in respect thereof and, in respect of any Refinance Indebtedness in respect of Indebtedness under the Term Loan Agreement and any Refinance Indebtedness in respect thereof, such additional property to the extent also provided as Collateral to the Administrative Agent for the benefit of the Secured Parties in accordance with the Intercreditor Agreement), (iii) no Loan Party or any Restricted Subsidiary that is not originally obligated with respect to repayment of such Original Indebtedness is required to become obligated with respect to such Refinance Indebtedness; provided that a Restricted Subsidiary that is also a Loan Guarantor may guarantee Refinance Indebtedness in respect of the Indebtedness under the Term Loan Agreement or Refinance Indebtedness in respect thereof, regardless of whether such Restricted Subsidiary was an obligor or guarantor of the Original Indebtedness, (iv) such Refinance Indebtedness does not result in a shortening of the average weighted maturity of such Original Indebtedness, (v) (A) other than in respect of Refinance Indebtedness in respect of Indebtedness under the Term Loan Agreement or Refinance Indebtedness in respect thereof, the terms of such Refinance Indebtedness other than fees and interests (x) are either not, taken as a whole, materially less favorable to the obligor thereunder than the original terms of such Original Indebtedness (as determined in good faith by the

Fifth Amendment to Credit Agreement – Page 2

Borrower) or (y) otherwise reflect market terms and conditions (taken as a whole) at the time of incurrence or issuance of such Indebtedness (as determined in good faith by the Borrower) and (B) in respect of Refinance Indebtedness in respect of Indebtedness under the Term Loan Agreement or Refinance Indebtedness in respect thereof, the terms and conditions of such Refinance Indebtedness do not prohibit payments of interest and principal to the Lenders as and when due hereunder, and (vi) if such Original Indebtedness was subordinated in right of payment to the Secured Obligations, then the terms and conditions of such Refinance Indebtedness must include subordination terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to such Original Indebtedness;
1.4Specified Term Indebtedness. Section 6.01(k) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:
(k)    Indebtedness arising under the Term Loan Agreement as in effect on the Fifth Amendment Effective Date or as further amended in accordance with the Intercreditor Agreement and Refinance Indebtedness in respect thereof; provided, that (i) such Indebtedness is subject to the Intercreditor Agreement and (ii) the aggregate principal amount of all such Indebtedness arising under this clause (k) of this Section 6.01 shall not exceed $265,000,000 plus any Additional Amounts at any time outstanding (such Indebtedness, together with all interest, fees, expenses, premiums, indemnitees and reimbursement obligations in connection therewith, the “Specified Term Indebtedness”);
1.5Certain Payments of Term Indebtedness. Section 6.08(b)(ii) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:
(ii)    (A) (1) payment of regularly scheduled interest payments (including, in respect of the Specified Term Indebtedness, payment of any interest accruing at the Default Rate (as defined in the Term Loan Agreement)) as and when due in respect of any Indebtedness permitted under Section 6.01, (2) payment of regularly scheduled principal payments in respect of Indebtedness permitted under Sections 6.01(e) and 6.01(k) as and when due, (3) payment of all fees, expenses, premiums, indemnitees and reimbursement obligations arising under the Term Loan Agreement, and (4) the exchange of Specified Term Indebtedness for Equity Interests of the Borrower; (B) any voluntary prepayments under the Term Loan Agreement or any prepayments pursuant to Section 2.04(b)(i) of the Term Loan Agreement as in effect on the Fifth Amendment Effective Date (or any substantially equivalent provisions under any Refinance Indebtedness), in each case, so long as the Payment Conditions will have been satisfied at such time (other than the application of proceeds of any Refinance Indebtedness in respect of Indebtedness under the Term Loan Agreement or the any issuance of Equity Interests of the Borrower, which, in each case, shall not require satisfaction of the Payment Conditions); or (C) any mandatory prepayments under Section 2.04(b)(ii) or 2.04(b)(iii) of the Term Loan Agreement as in effect on the Fifth Amendment Effective Date (or any substantially equivalent provisions under any Refinance Indebtedness), in each case, other than payments in respect of the Subordinated Indebtedness prohibited by the subordination provisions thereof;
1.6Successors and Assigns. Section 9.04(b)(i)(A) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Fifth Amendment to Credit Agreement – Page 3

(A)    the Borrower Representative (such consent not to be unreasonably withheld, conditioned or delayed), provided that the Borrower Representative shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof, and provided further that no consent of the Borrower Representative shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under clause (a), (b), (h) or (i) of Article VII has occurred and is continuing, any other assignee;
SECTION 2. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction (or waiver in writing) of each of the conditions set forth in this Section 2.
1.1Execution and Delivery. Each Loan Party, the Administrative Agent, the Issuing Banks, and each of the Lenders shall have executed and delivered this Amendment.
1.2No Default. After giving effect to the amendments contained herein, no Default shall have occurred and be continuing.
1.3Representations and Warranties. The representations and warranties of the Borrowers set forth in Section 4 of this Amendment are true and correct.
1.4Term Loan Agreement; Intercreditor. (a) The Administrative Agent shall have received evidence reasonably satisfactory to it that the Term Loan Agreement and the other Term Loan Documents are effective and that the transactions contemplated thereby have been consummated and (b) the Administrative Agent, the Term Loan Agent and the Loan Parties party thereto shall have executed and delivered the Intercreditor Agreement in form and substance satisfactory to the Administrative Agent.
1.5Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.
1.6Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Administrative Agent.
The Administrative Agent is hereby authorized and directed to declare this Amendment effective when it has received documents confirming or certifying, to the reasonable satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 2 (or the waiver of such conditions in accordance with Section 9.02(b) of the Existing Credit Agreement). Such declaration shall be final, conclusive, and binding upon all of the parties to the Credit Agreement for all purposes.
SECTION 3. Post-Closing Obligations.
1.1Amendment to Security Agreement. On or before the date that is ten (10) days after the date of this Amendment (or such later date as the Administrative Agent may agree), the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, an Amendment (as defined in the U.S. Security Agreement) to the U.S. Security Agreement duly executed by each applicable Grantor (as defined in the U.S. Security

Fifth Amendment to Credit Agreement – Page 4

Agreement) sufficient to grant in favor of the Administrative Agent a security interest in each such Grantor’s motor vehicles or other personal property of any Grantor subject to certificates of title.
1.2Dutch Holding Companies. On or before the date that is forty-five (45) days after the date of this Amendment (or such later date as the Administrative Agent may agree), Tetra International Incorporated, a Delaware corporation, shall cause TETRA International Holdings, B.V. and T-International Holdings C.V. (the “Dutch Holding Companies”) to execute and deliver (a) executed counterparts to the U.S. Security Agreement and that certain Global Intercompany Note dated on or about the Fifth Amendment Effective Date among the Loan Parties and certain of their Subsidiaries and Affiliates, and (b) resolutions authorizing the transactions contemplated by the Loan Documents, each in a form reasonably satisfactory to the Administrative Agent.
1.3Local Law Equity Pledge. On or before the date that is sixty (60) days after the date of this Amendment (or such later date as the Administrative Agent may agree), the Borrower Representative shall execute and deliver, or cause to be delivered, to the Administrative Agent (i) an executed Dutch law governed deed of pledge of shares with respect to the shares in capital of the Dutch Holding Companies (other than any such shares constituting Excluded Assets) in favor of the Administrative Agent for the benefit of the Secured Parties, to the extent the Dutch Holdings Companies are still in existence as of such date and (ii) an English law governed share charge with respect to the shares of TETRA Technologies U.K. Limited (other than any such shares constituting Excluded Assets) in favor of the Administrative Agent for the benefit of the Secured Parties, in each case, in form and substance reasonably satisfactory to the Administrative Agent and accompanied by customary legal opinions. If the Dutch Holding Companies shall cease to exist, within thirty (30) days thereafter (or such later date as the Administrative Agent may agree in its sole discretion), the Borrower shall execute and deliver, or cause to be delivered, to the Administrative Agent (i) an English law governed share charge with respect to the shares of TETRA Investments Company U.K. Limited and TETRA UK Holdings Limited (other than any such shares constituting Excluded Assets) and a share pledge (or similar document pursuant to applicable local law) with respect to the shares of TETRA Chemical Europe AB Company and TETRA Chemicals Europe Oy Company (other than any such shares constituting Excluded Assets) or (ii) to the extent any of the companies described in clause (i) above is not directly owned by a Loan Party, a share pledge (or similar document pursuant to applicable local law) with respect to the shares of any parent company of such company which is directly owned by a Loan Party (other than any such shares constituting Excluded Assets), in each case, in favor of the Administrative Agent for the benefit of the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent and accompanied by customary legal opinions.
SECTION 4. Representations and Warranties of the Borrowers. To induce the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to the Lenders as follows:
1.1Reaffirmation of Representations and Warranties. Immediately after giving effect to the amendments contained herein, each representation and warranty of such Borrower or any other Loan Party contained in the Credit Agreement or in any other Loan Document shall be true and correct in all material respects on the date of this Amendment (except that any representation or warranty which by its terms was made as of a specified date shall be true and correct in all material respects only as of such specified date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” shall be true and correct in all respects).

Fifth Amendment to Credit Agreement – Page 5

1.2Corporate Authority; No Conflicts. The execution, delivery and performance by such Borrower of this Amendment and all other documents, instruments and agreements contemplated in Section 2 to which it is a party (a) are within such Borrower’s corporate, constitutional, or other organizational powers, (b) have been duly authorized by all necessary corporate, constitutional or other organizational actions, (c) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (d) will not violate any Requirement of Law applicable to such Borrower or any Organizational Document of such Borrower, (e) will not violate or result in a default under any indenture, agreement or other instrument governing any Material Indebtedness binding upon such Borrower or the assets of such Borrower, or give rise to a right thereunder to require any payment to be made by such Borrower, and (f) will not result in the creation or imposition of any Lien on any asset of such Borrower, except Liens created pursuant to the Loan Documents.
1.3Enforceability. This Amendment constitutes the valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to, and as may be limited by, applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and other Legal Reservations.
SECTION 5. Miscellaneous.
1.1Reaffirmation of Loan Documents and Liens. By its signature below, each Borrower hereby (a) acknowledges and agrees that, except as expressly provided herein, the Credit Agreement and each of the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect, (b) ratifies and reaffirms its obligations under, and acknowledges, renews and extends its continued liability under, the Credit Agreement and each other Loan Document to which it is a party, (c) ratifies and reaffirms all of the Liens granted by it to secure the payment and performance of any of the Secured Obligations and (d) acknowledges that the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of (i) any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents or (ii) any Default now existing or hereafter arising. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as modified hereby. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
1.2Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
1.3Legal Expenses. Notwithstanding anything to the contrary herein, the Borrowers hereby agree to pay all reasonable and documented fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents required to be paid by the Borrowers pursuant to Section 9.03(a) of the Credit Agreement, including further settling of accounts between the Borrowers and the Administrative Agent with respect to such fees and expenses, including any fees and expenses incurred after the period covered by any invoice submitted on the date hereof.

Fifth Amendment to Credit Agreement – Page 6

1.4Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until each Borrower, the Lenders, the Issuing Banks, and the Administrative Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
1.5Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
1.6Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
1.7Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.
[Signature Pages Follow]

Fifth Amendment to Credit Agreement – Page 7

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
U.S. BORROWER:
TETRA TECHNOLOGIES, INC.,
a Delaware corporation
By:    /s/Jacek Mucha
Name:    Jacek Mucha
Title:    Vice President – Finance, Treasurer, and
    Assistant Secretary

UK BORROWER:
TETRA TECHNOLOGIES U.K. LIMITED,
a limited liability company incorporated in England and Wales with company number 01774672
By:     /s/Brady Murphy
Name: Brady Murphy
Title: Director

Fifth Amendment to Credit Agreement – Signature Page

OTHER LOAN PARTIES:
COMPRESSCO, INC.
TETRA APPLIED HOLDING COMPANY
TETRA FINANCIAL SERVICES, INC.
TETRA FOREIGN INVESTMENTS, LLC
TETRA-HAMILTON FRAC WATER SERVICES, LLC
TETRA INTERNATIONAL INCORPORATED
TETRA MICRONUTRIENTS, INC.
TETRA PROCESS SERVICES, L.C.
TETRA PRODUCTION TESTING HOLDING LLC
TETRA PRODUCTION TESTING SERVICES, LLC
COMPRESSCO FIELD SERVICES, L.L.C.

By:    /s/Jacek Mucha
Name:    Jacek Mucha
Title:    Treasurer

T-PRODUCTION TESTING, LLC

By:    TETRA PRODUCTION TESTING     HOLDING LLC,
    its sole member

By:    /s/Jacek Mucha
Name:    Jacek Mucha
Title:    Treasurer

COMPRESSCO TESTING, L.L.C.,
an Oklahoma limited liability company
By:    COMPRESSCO, INC.,
its sole member

By:    /s/Jacek Mucha
Name:    Jacek Mucha
Title:    Treasurer

Fifth Amendment to Credit Agreement – Signature Page

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, an Issuing Bank, Swingline Lender and a Lender
By: /s/Devin Mock
Name: Devin Mock
Title: Authorized Officer

Fifth Amendment to Credit Agreement – Signature Page

BANK OF AMERICA, N.A.,
as a Lender
By: /s/Thomas Pietro
Name: Thomas Pietro
Title: Assistant Vice President

Fifth Amendment to Credit Agreement – Signature Page